EXHIBIT I
                                                                       ---------

                             JOINT FILING AGREEMENT

            Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of DrugMax, Inc.

            EXECUTED as a sealed instrument this ___ day of February, 2005.

                                        VALIDUS PARTNERS, L.P.

                                        By: Validus Partners, LLC
                                        Its:  General Partner

                                        By: HLM Management Co., Inc.
                                        Its:  Manager

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        VALIDUS PARTNERS, LLC

                                        By: HLM Management Co., Inc.
                                        Its:  Manager

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        HLM/UH FUND, L.P.

                                        By: HLM/UH Associates, LLC
                                        Its:  General Partner

                                        By: HLM Management Co., Inc.
                                        Its:  Managing Member

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        HLM/UH ASSOCIATES, LLC

                                        By: HLM Management Co., Inc.
                                        Its:  Managing Member

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


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                                        HLM/CB FUND, L.P.

                                        By: HLM/CB Associates, LLC
                                        Its:  General Partner

                                        By: HLM Management Co., Inc.
                                        Its:  Managing Member

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        HLM/CB ASSOCIATES, LLC

                                        By: HLM Management Co., Inc.
                                        Its:  Managing Member

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        HLM MANAGEMENT CO., INC.

                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        By:  Vincent J. Fabiani
                                        Its: Executive Vice President


                                        /s/  Peter J. Grua
                                        ------------------------------------
                                        Peter J. Grua


                                        /s/  Edward L. Cahill
                                        ------------------------------------
                                        Edward L. Cahill


                                        /s/  Vincent J. Fabiani
                                        ------------------------------------
                                        Vincent J. Fabiani